Exhibit 99.1

CDT Equity Inc. Announces Receipt of Nasdaq Deficiency Letter

NAPLES, Fla. and CAMBRIDGE, United Kingdom, May 28, 2026 (GLOBE NEWSWIRE) — CDT Equity Inc. (Nasdaq: CDT) (“CDT” or the “Company”), today announced that the Company received a written notice (“Notice”) from the Nasdaq Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) on May 21, 2026 indicating that the Company did not timely file its Quarterly Report on Form 10-Q for the three-month period ended March 31, 2026 (the “Form 10-Q”), as required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5250(c)(1) (the “Periodic Filing Requirement”). The Notice does not have an immediate effect on the listing or trading of the Company’s securities. The Notice provided that under Nasdaq rules, the Company has until July 20, 2026 to submit a plan to regain compliance with the Periodic Filing Requirement. The Company anticipates filing its Form 10-Q as soon as the review process of the current draft is complete, thereby regaining compliance with the Periodic Filing Requirement.

About CDT Equity Inc.

CDT Equity Inc. (Nasdaq: CDT) is a data-driven biopharmaceutical development company focused on identifying, enhancing, and advancing high-potential therapeutic assets through scientific innovation and strategic partnerships. Originally established as Conduit Pharmaceuticals, the company has evolved into a broader, more agile platform that leverages artificial intelligence, solid-form chemistry, and efficient asset repositioning to accelerate the development of novel treatments. Looking ahead, CDT is committed to creating shareholder value through licensing, strategic M&A, and positioning the company as a platform for transformative innovation.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical facts contained in this press release, including statements regarding CDT’s future results of operations and financial position, CDT’s business strategy, prospective product candidates, product approvals, research and development costs, timing and likelihood of success, plans and objectives of management for future operations, future results of current and anticipated studies and business endeavors with third parties, and future results of current and anticipated product candidates, are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to: the effect that the Notice may have on the Company’s securities; the ability or inability to maintain the listing of CDT’s securities on Nasdaq; the ability to recognize the anticipated benefits of the business combination completed in September 2023, which may be affected by, among other things, competition; the ability of the combined company to grow and manage growth economically and hire and retain key employees; the risks that CDT’s product candidates in development fail clinical trials or are not approved by the U.S. Food and Drug Administration or other applicable authorities on a timely basis or at all; changes in applicable laws or regulations; the possibility that CDT may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties identified in other filings made by CDT with the U.S. Securities and Exchange Commission. Moreover, CDT operates in a very competitive and rapidly changing environment. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond CDT’s control, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and except as required by law, CDT assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. CDT gives no assurance that it will achieve its expectations.

Investors

CDT Equity Inc.

Info@cdtequity.com